                                                                     EXHIBIT 4.7

                            SUBSCRIPTION AGREEMENT
                           FOR THE OFFER AND SALE OF
                            SHARES OF COMMON STOCK
               (AND WARRANT TO PURCHASE SHARES OF COMMON STOCK)
                                      OF
                      ANCHOR PACIFIC UNDERWRITERS, INC.,
                            A DELAWARE CORPORATION



Name of Subscriber:
                    ------------------------------------------------------------

Subscriber's Telephone Number:
                               -------------------------------------------------

Residence Address:
                   -------------------------------------------------------------

Business Address:
                  --------------------------------------------------------------

Date of Subscription:
                      ----------------------------------------------------------

Number of Shares of Common Stock Subscribed for:
                                                 -------------------------------


                                 INSTRUCTIONS
                                 ------------

     TO SUBSCRIBE FOR SHARES OF COMMON STOCK OF ANCHOR PACIFIC UNDERWRITERS, INC., A DELAWARE CORPORATION, COMPLETE AND SIGN THIS SUBSCRIPTION AGREEMENT AND THE INVESTOR QUESTIONNAIRE ATTACHED HERETO AS EXHIBIT A AND INCORPORATED BY REFERENCE HEREIN, AND RETURN THEM, ALONG WITH A CHECK PAYABLE TO "ANCHOR PACIFIC UNDERWRITERS, INC." FOR THE APPLICABLE SUBSCRIPTION AMOUNT (MINIMUM INVESTMENT OF $10,000, EXCEPT THAT THE COMPANY MAY IN ITS DISCRETION ACCEPT MINIMUM SUBSCRIPTIONS OF A SMALLER AMOUNT, AS SOON AS POSSIBLE TO:

                       ANCHOR PACIFIC UNDERWRITERS, INC.
                       1800 SUTTER STREET, SUITE 400
                       CONCORD, CA  94520

                       Attention:  James R. Dunathan

     YOU WILL BE NOTIFIED WHEN YOUR SUBSCRIPTION HAS BEEN ACCEPTED.

                                       1
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                            SUBSCRIPTION AGREEMENT
                                     FOR
                            SHARES OF COMMON STOCK
               (AND WARRANT TO PURCHASE SHARES OF COMMON STOCK)
                                      OF
                      ANCHOR PACIFIC UNDERWRITERS, INC.,
                            A DELAWARE CORPORATION

     1.   Subscription/Acceptance.
          ------------------------

          a.    Subscription. Subject to the terms and conditions contained
                ------------
herein, the undersigned (the "Subscriber") hereby: (i) subscribes to purchase ______ shares of common stock ("Shares") at a purchase price of $.90 per Share and Warrant to Purchase Shares of Common Stock ("Warrant") (together the "Securities") of Anchor Pacific Underwriters, Inc., a Delaware corporation (the "Company"); and (ii) encloses herewith a check, payable to "Anchor Pacific Underwriters, Inc.," in the amount of $____________ in payment of the purchase price for the Securities.

          b.    Acceptance. The Subscriber acknowledges and understands that:
                ----------
(i) this subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion; (ii) this subscription will not be accepted without the prior delivery of a fully completed and executed Investor Questionnaire, a copy of which is attached hereto as Exhibit A and incorporated by this reference herein; and (iii) if a Subscriber's subscription is not accepted by the Company for whatever reason, such subscription will be promptly returned to the Subscriber without interest.

     2.   Representations, Warranties and Agreements of the Subscriber.  The
          ------------------------------------------------------------
Subscriber hereby represents and warrants to, and agrees with, the Company as follows:

          a.    Review of Company Information.  The Subscriber has received and
                -----------------------------
carefully reviewed the Company's Proxy Statement dated April 5, 1996, the Company's Annual Report on Form 10-K for the year ended December 31, 1995, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, the Summary of Principal Terms of the Offering, and understands the contents thereof. The Subscriber has had an opportunity to meet with and question representatives of the Company and obtain such additional information concerning the Company and this offering as he or she has requested.

          b.    Immediate Availability of Funds. The Subscriber understands
                -------------------------------
that: (i) this offering is not subject to any minimum subscription level or escrow of funds, and therefore, any funds

                                       2
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received from a Subscriber will be made immediately available to the Company and need not be refunded to the Subscriber irrespective of whether the Company receives funds from any other Subscriber; and (ii) it is possible that only a few investors may purchase the Securities and only in amounts that will not significantly improve the financial condition of the Company.

          c.    Investment Intent. The Subscriber is purchasing the Securities
                -----------------
for the Subscriber's own account (or for a trust account, if the Subscriber is a trustee), for investment purposes only, with no intention or view to distributing or selling the Securities or any participation or interest therein.

          d.    No Registration. The Subscriber understands that: (i) the offer
                ---------------
and sale of the Securities has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under any state securities laws, and is being made pursuant to an exemption from such registration and qualification requirements; (ii) neither the Shares nor the shares of the Company's Common Stock issuable upon the exercise of the Warrants may be sold, transferred, or otherwise disposed of, or pledged or hypothecated, unless such Securities have been registered under the Securities Act and qualified under applicable state securities laws, or, in the opinion of counsel satisfactory to the Company, an exemption from such registration or qualification is available.

          e.    Legends and Stop Transfer Instructions. The Subscriber
                --------------------------------------
understands that any certificate representing the Shares or the Warrant shall bear a legend substantially as follows:

          "The securities represented hereby have not been registered under the Securities Act of 1933, or qualified under any state securities laws. These securities may not be sold or transferred in the absence of an effective registration statement or qualification under such securities laws or an opinion of counsel, satisfactory to the Company, that the sale or transfer is pursuant to an exemption from the registration or qualification requirements of any applicable securities laws."

In addition, the Company shall make appropriate notations in its records to prohibit the transfer of the Shares and Warrant not made in compliance with the legend set forth above.

          f.    Confidentiality. The Subscriber understands that the Company is
                ---------------
soliciting only a limited group of carefully selected investors with respect to the sale of the Securities. The Subscriber has not and will not, except at the express request of the Company, permit any person other than the Subscriber's spouse, attorney, accountant or agent, to review any documents which may have been presented to the Subscriber in connection with the offer or sale of the Securities.


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

          g.    Business Experience/Ability to Bear Risk. The Subscriber: (i)
                ----------------------------------------
either alone or with the Subscriber's representative(s) (who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company), possesses such business and investment experience that the Subscriber, either alone or with the Subscriber's representative(s), is capable of evaluating the merits and risks of this investment; and (ii) can afford to bear the economic risks of this investment for an indefinite period of time, has no need for liquidity in this investment, and can afford a substantial loss, including a total loss, of the Subscriber's investment.

          h.    Preexisting Relationship.  The Subscriber:
                ------------------------

          [PLEASE PLACE YOUR INITIALS ON THE APPROPRIATE LINE BELOW]

                        ____ has     ____ does not have

a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons as more fully described in the Investor Questionnaire.

          i.    Accredited Investor.  The Subscriber:
                -------------------

          [PLEASE PLACE YOUR INITIALS ON THE APPROPRIATE LINE BELOW]

                        ____ is    ____ is not

an accredited investor, as such term is defined in the Investor Questionnaire.

          j.    Accuracy of Representations. The information set forth in this
                ---------------------------
Agreement and in the Investor Questionnaire is true, correct and complete as of the date hereof. The Subscriber agrees to notify the Company immediately of any material adverse changes in the status of any such information that occurs prior to the closing of the Subscriber's acquisition of Securities.

     3.   Indemnification. The Subscriber understands that the Company is
          ---------------
relying upon the Subscriber's representations and warranties set forth herein in accepting and approving the Subscriber as a subscriber. The Subscriber therefore agrees to indemnify and hold the Company, and its directors, officers and employees harmless from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Subscriber contained in this Agreement.

     4.   Registration.  The Securities subscribed for should be registered as
          ------------
follows:

     --------------------------------------------------------------------------
        Name(s)

                                       4
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     --------------------------------------------------------------------------
        Name(s)

     ___   Individual                            ___   As Custodian
     ___   Joint Tenants                         ___   Corporation
     ___   Tenants in Common                     ___   Partnership
     ___   Community Property                    ___   Trust

     ___   Other.  Please explain:
                                   ---------------------------------------------
________________________________________________________________________________

     Registration address, if different from the address shown on the signature page.

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     All of the Securities will be registered in the name(s) specified in this
Section 4 and will be delivered to the address shown on the signature page unless a different address is specified in this Section 4.

     5.   Miscellaneous.
          --------------

          a.   Governing Law. This Agreement shall be construed in accordance
               -------------
with and governed by the laws of the State of California.

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          b.  Entire Agreement. This Agreement and the Investor Questionnaire
              ----------------
constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the undersigned hereby executes this Agreement on the date set forth below.

[Signature Pages Follow]

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

                                SIGNATURE PAGE
                                --------------

                           (FOR USE BY INDIVIDUALS)


              (Spouse's Signature Is Required Only for Investment
                         of Community Property Funds)



-----------------------------          ------------------------------
        (Signature)                              (Signature)

Dated:                                 Dated:
       ----------------------                 -----------------------

-----------------------------          ------------------------------
        (Print Name)                             (Print Name)

-----------------------------          ------------------------------
      (Street Address)                         (Street Address)

-----------------------------          ------------------------------
     (City, State, Zip)                       (City, State, Zip)

                             *  *  *  *  *

     The above subscription for the Securities is hereby accepted, subject to
the terms and conditions hereof, as of the      day of           , 1997.
                                           ----        ----------

                                              ANCHOR PACIFIC UNDERWRITERS, INC.



                                              By:
                                                   ----------------------------
                                              Its:
                                                   ----------------------------

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                                SIGNATURE PAGE
                                --------------

                           (FOR USE BY CORPORATIONS)


                       ________________________________
                             (Name of Corporation)


                       _________________________________
                           (Print Name of Signatory)


                       _________________________________
                                  (Signature)

                      Title ____________________________


                       _________________________________
              (Street Address of Principal Office of Corporation)


                       _________________________________
                              (City, State, Zip)


                      Dated: ___________________________


                                 *  *  *  *  *

     The above subscription for the Securities is hereby accepted, subject to the terms and conditions hereof, as of the ____ day of __________, 1997.

                                              ANCHOR PACIFIC UNDERWRITERS, INC.



                                              By:  ____________________________
                                              Its: ____________________________

                                       8
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                                SIGNATURE PAGE
                                --------------

                           (FOR USE BY PARTNERSHIPS)


                       ________________________________
                             (Name of Partnership)


                       _________________________________
                           (Print Name of Signatory)


                      _________________________________,
                                  (Signature)

                         Its Managing General Partner


                       _________________________________
              (Street Address of Principal Office of Partnership)


                       _________________________________
                              (City, State, Zip)


                      Dated: ___________________________


                                 *  *  *  *  *

     The above subscription for the Securities is hereby accepted, subject to the terms and conditions hereof, as of the ____ day of __________, 1997.

                                              ANCHOR PACIFIC UNDERWRITERS, INC.



                                              By:  ____________________________
                                              Its: ____________________________

                                       9
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                                SIGNATURE PAGE
                                --------------

                              (FOR USE BY TRUSTS)


                       ________________________________
                                (Name of Trust)


                       _________________________________
                           (Print Name of Signatory)


                      _________________________________,
                                  (Signature)

                    Its Trustee


                       _________________________________
                 (Street Address of Principal Office of Trust)


                       _________________________________
                              (City, State, Zip)


                      Dated: ___________________________


                                 *  *  *  *  *

     The above subscription for the Securities is hereby accepted, subject to the terms and conditions hereof, as of the ____ day of __________, 1997.

                                              ANCHOR PACIFIC UNDERWRITERS, INC.



                                              By:  ____________________________
                                              Its: ____________________________

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